FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                           Date of Report: May 8, 2003

                  Date of Earliest Event Reported: May 8, 2003


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

               VIRGINIA                                  54-1387365
              (State or other jurisdiction of         (I.R.S. Employer
              incorporation or organization)          Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000






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Item 5.  Other Events.

On May 8, 2003, Dollar Tree Stores, Inc. issued a press release regarding its fiscal first quarter 2003 sales results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

        (c)     Exhibits

Exhibit #       Description

99.1 Dollar Tree Stores, Inc.'s press release regarding its fiscal first quarter 2003 sales results.




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE:  May 8, 2003


                                    DOLLAR TREE STORES, INC.


                                    By:     /s/ Frederick C. Coble
                                            --------------------------------
                                            Frederick C. Coble
                                            Chief Financial Officer



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